UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2020

EXLSERVICE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33089	82-0572194
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

320 Park Avenue, 29th Floor New York, New York	10022
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (212) 277-7100

NOT APPLICABLE

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

☐	Emerging growth company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	EXLS	NASDAQ

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

ExlService Holdings, Inc. (the “Company”) and Rohit Kapoor (“Mr. Kapoor”) have, as of August 3, 2020, entered into a Second Amended and Restated Employment and Non-Competition Agreement (the “Agreement”) that will supersede the existing Amended and Restated Employment and Non-Competition Agreement, dated September 19, 2017, between the Company and Mr. Kapoor, which was due to expire on December 31, 2020. Under the Agreement, Mr. Kapoor will continue to serve as the Chief Executive Officer and Vice Chairman of the Company.

The Agreement provides for (1) an employment term that extends until Mr. Kapoor’s termination or resignation (previously a three year term subject to renewal, unless terminated earlier), (2) updates, to reflect levels currently in effect, to Mr. Kapoor’s base salary ($750,000, subject to his 50% base salary reduction and deferment of 2020 increments due to the COVID-19 pandemic), bonus (150% minimum and 310% maximum of base salary) and equity ($4,925,000 baseline), and (3) associated changes to reflect the removal of the employment term and the addition of certain retirement benefits upon Mr. Kapoor’s termination of his employment after the age of 60, including 27 months of continued equity vesting for outstanding awards.

Under the Agreement, Mr. Kapoor continues to be eligible to receive equity awards, as determined by the Compensation Committee of the Board of Directors, which determination will take into account the baseline value above, certain other conditions, as well as his actual performance against pre-established individual performance criteria (a new condition under the Agreement).

Except as stated herein, the terms of the Agreement, including the compensatory arrangements therein, are consistent with the terms of his prior agreement that has been filed by the Company with the Securities and Exchange Commission (the “SEC”) and is summarized in the Company’s definitive proxy statement for the Company’s 2020 annual meeting of stockholders filed with the SEC on April 24, 2020. The foregoing summary is not complete and is qualified in its entirety by reference to the Agreement, a copy of which will be filed with the Company’s next periodic report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EXLSERVICE HOLDINGS, INC. (Registrant)

Date: August 6, 2020	By:	/s/ Ajay Ayyappan
	Name:	Ajay Ayyappan
	Title:	General Counsel and Corporate Secretary